TARGET ASSET ALLOCATION FUNDS

Target Conservative Allocation Fund (Conservative Allocation Fund)

Target Moderate Allocation Funds (Moderate Allocation Fund)

Target Growth Allocation Funds (Growth Allocation Fund)

Supplement dated June 13, 2012

to the Prospectus, Summary Prospectus and Statement of Additional Information (SAI)

dated September 30, 2011

On June 6, 2012, the Board of Trustees of Target Asset Allocation Funds (the “Trust”) approved replacing Eaton Vance Management (“Eaton Vance”) with Epoch Investment Partners, Inc. (“Epoch”) as subadviser for Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund (each, the “Fund” and collectively, the “Funds”). The subadvisory replacement will be effective on or about July 16, 2012.

Prudential Investments LLC (“PI” or the “Manager”) anticipates that assets initially allocated to Epoch would be comparable to assets currently allocated to Eaton Vance. The allocations of assets between or among subadvisers is subject to change in the sole discretion of the Manager. Eagle Asset Management, EARNEST Partners, Hotchkis and Wiley Capital Management, LLC, Marsico Capital Management LLC, Massachusetts Financial Services Company, NJF Investment Group LLC, and Vaughan Nelson Investment Management, L.P. are the Funds’ current subadvisers and will continue to be subadvisers for the Funds along with Epoch. In addition, LSV Asset Management and Thornburg Investment Management, Inc. are currently subadvisers for Moderate Allocation Fund and Growth Allocation Fund, and Pacific Investment Management Company LLC is currently a subadviser for Conservative Allocation Fund and Moderate Allocation Fund, and they will continue to be subadvisers for the respective Funds.

To reflect the changes described above, the following will be incorporated in the Funds’ Prospectus and SAI as follows:

Prospectus

1. The tables in the Prospectus under the caption “Summary – Conservative Allocation Fund/Moderate Allocation Fund/Growth Allocation Fund – Management of the Portfolio” are amended to remove the references to Eaton Vance and insert the following in each table:

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Epoch Investment Partners, Inc.	David N. Pearl	Executive Vice President, Co-Chief Investment Officer & Portfolio Manager	July 2012
		Janet K. Navon	Managing Director, Portfolio Manager & Director of Research	July 2012
		Michael A. Welhoelter, CFA	Managing Director, Chief Risk Officer & Portfolio Manager	July 2012

2. The section in the Prospectus under the caption “How the Funds Are Managed – Subadvisers and Portfolio Managers” is amended by deleting the references to Eaton Vance and inserting references to Epoch as follows:

Epoch Investment Partners, Inc. (“Epoch”) is a wholly-owned subsidiary of Epoch Holding Corporation, a public company, and was incorporated in April 2004 as a Delaware corporation and is an independent advisory firm. As of May 31, 2012, Epoch managed approximately $21.2billion in assets under management. Epoch is located at 640 Fifth Avenue, New York, New York 10019. Epoch has served as a subadviser to each of the Funds since July 2012.

David N. Pearl, Janet K. Navon and Michael A. Welhoelter, CFA are the portfolio managers for the Epoch segment of the Funds.

David N. Pearl is Executive Vice President and Co-Chief Investment Officer of Epoch Investment Partners. He is a Portfolio Manager for Epoch's U.S. investment strategies. Prior to co-founding Epoch in 2004 with Bill Priest, Tim Taussig and Phil Clark, David was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC where he was responsible for both institutional and private client assets. Previously, he held senior portfolio management positions at ING Furman Selz Asset Management and Citibank Global Asset Management where he managed mutual funds and institutional accounts. Prior to Citibank, David was an Officer and Senior Analyst of BEA Associates, predecessor to Credit Suisse Asset Management -Americas. David holds a BS in Mechanical Engineering from the University of Pennsylvania and an MBA from The Stanford University Graduate School of Business.

Janet K. Navon is a Managing Director, Director of Research, and is Portfolio Manager for Epoch's U.S. Small Cap, U.S. SMID Cap, U.S. Choice and Global Small Cap strategies. Additionally, she leads the weekly U.S. research meetings. Prior to joining Epoch in 2007, Janet spent nine years as a Senior Analyst and Co-Portfolio Manager at Steinberg Asset Management. Prior to Steinberg, she was a founding principal of Atlantic Asset Management where she was responsible for product development, sector strategies, and corporate security analysis. Janet's experience also includes investment management positions at Columbus Circle Investors and J.P. Morgan Investment Management where she coordinated quantitative portfolio strategies and new product development. Janet holds a BS from Georgetown University School of Foreign Service and an MBA from Columbia University, Graduate School of Business.

Michael A. Welhoelter, CFA is Epoch's Chief Risk Officer and heads Epoch's Quantitative and Risk Management team. He is also a co-portfolio manager on all of Epoch's strategies. He is responsible for integrating risk management into the investment process. Prior to joining Epoch in 2005, he was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. In this role, he managed over $5 billion in mutual funds and separately managed portfolios. Prior to joining Columbia Management Group, he was at Credit Suisse Asset Management-Americas, where he was a Portfolio Manager in the Structured Equity group, overseeing long/short market neutral and large cap core products. Previously, he was a Portfolio Manager and Quantitative Research Analyst at Chancellor/LGT Asset Management. Mike holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts, the Society of Quantitative Analysts and holds the Chartered Financial Analyst designation.

Statement of Additional Information

1. The subadvisory fee rates tables and notes in Part I of the Statement of Additional Information under the caption “Management and Advisory Arrangements – Subadvisory Arrangements” are amended by: (i) replacing the references to Eaton Vance with the following and adding Epoch; and (ii) providing corresponding fees paid as follows:

Subadvisors, Subadvisory Fee Rates and Subadvisory Fees Paid
Funds Name	Subadviser	Fee Rate	2011	2010	2009
Target Conservative Allocation Fund	Eaton Vance Management	Fee rate prior to July 16, 2012 0.25% of combined average daily net assets up to $250 million; 0.24% of the next $250 million; 0.23% of the next $500 million; and 0.22% of combined average daily net assets over $1 billion.[1]	$25,268	$24,273	$12,707
	Epoch Investment Partners, Inc.	Fee rate on and after to July 16, 2012 0.275% of combined average daily net assets up to $1 billion; and 0.20% of combined average daily net assets over $1 billion.[2]	---	---	---
Target Moderate Allocation Fund	Eaton Vance Management	Fee rate prior to July 16, 2012 0.25% of combined average daily net assets up to $250 million; 0.24% of the next $250 million; 0.23% of the next $500 million; and 0.22% of combined average daily net assets over $1 billion.[1]	$79,640	$77,311	$37,873
	Epoch Investment Partners, Inc.	Fee rate on and after to July 16, 2012 0.275% of combined average daily net assets up to $1 billion; and 0.20% of combined average daily net assets over $1 billion.[2]	---	---	---
Target Growth Allocation Fund	Eaton Vance Management	Fee rate prior to July 16, 2012 0.25% of combined average daily net assets up to $250 million; 0.24% of the next $250 million; 0.23% of the next $500 million; and 0.22% of combined average daily net assets over $1 billion.[1]	$79,840	$73,661	$35,480
	Epoch Investment Partners, Inc.	Fee rate on and after to July 16, 2012 0.275% of combined average dail net assets up to $1 billion; and 0.20% of combined average daily net assets over $1 billion.[2]	---	---	---

1 For purposes of calculating the subadvisory fee payable to Eaton Vance Management (Eaton Vance), the average daily net assets in all portfolios subadvised by Eaton Vance that are managed by PI or by PI and AST Investment Services, Inc. that have substantially the same investment strategy (i.e., domestic large cap value) will be combined (i.e., Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund; Target Portfolio Trust – Large Capitalization Portfolio; and AST Large-Cap Value Portfolio).

2 For purposes of calculating the subadvisory fee payable to Epoch Investment Partners, Inc. (Epoch), the average daily net assets in all portfolios subadvised by Epoch that are managed by PI that have substantially the same investment strategy (i.e., domestic large cap value) will be combined (i.e., Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund; and Target Portfolio Trust – Large Capitalization Portfolio).

2. The tables in Part I of the Statement of Additional Information under the caption “Management & Advisory Arrangements – Additional Information About the Portfolio Managers – Other Accounts and Ownership of Funds Securities” are amended by replacing the references to Eaton Vance with references to Epoch as follows:

Target Conservative Allocation Fund/ Target Moderate Allocation Fund/ Target Growth Allocation Fund *
Subadvisers	Portfolio Managers	Registered Investment Companies/Total Assets ($ millions)	Other Pooled Investment Vehicles/Total Assets ($ millions)	Other Accounts/Total Assets ($ millions)	Ownership of Funds Securities
Epoch Investment Partners, Inc.	David N. Pearl	7/$2,621	22/$2,352	107/$6,761	None
	Janet K. Navon	3/$753	8/$660	8/$194	None
	Michael A. Welhoelter, CFA	14/$6,193	38/$4,030	163/$10,995	None

*Account data as of May 31, 2012.

3. The section of Part I of the Statement of Additional Information captioned “Management & Advisory Arrangements – Additional Information About the Portfolio Managers – Compensation and Conflicts of Interest” is amended by replacing the references to Eaton Vance with References to Epoch as follows:

Epoch Investment Partners, Inc.

Compensation. Portfolio managers and other investment professionals at Epoch are compensated through a combination of base salary, overall work performance bonus and equity ownership, if appropriate due to superior work performance and the performance of Epoch. The investment professional’s work performance is measured by Epoch, examining such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability and his or her ability to successfully interact with company management. Epoch avoids a compensation model that is driven by individual security performance and set against specific benchmarks, as this can lead to short term thinking which is contrary to Epoch’s value investment philosophy. Ultimately, equity ownership is the primary tool used by Epoch for attracting and retaining the best people. Shares are in the form of common stock subject to a vesting schedule.

Conflicts of Interest. In Epoch’s view, conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Epoch’s other clients and/or accounts (together, the "Accounts"), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Epoch’s policy or procedure for handling them. Although Epoch has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Epoch seeks to minimize this by utilizing one investment approach (i.e., focus on free-cash flow), and by managing all Accounts on a strategy specific basis. Thus, all Accounts, whether they be fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Epoch has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, Epoch may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.

 With respect to securities transactions for the Accounts, Epoch determines which broker to use to execute each order, consistent with its duty to seek best execution. Epoch will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Epoch may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Epoch may place separate, non-simultaneous, transactions for the Fund and another Account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Epoch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy. The Code of Ethics generally requires that most transactions in securities by Epoch’s Access Persons and their family members (as defined in the Code), whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to quarterly transaction reporting and annual holdings reporting requirements.

Epoch manages some Accounts under performance based fee arrangements. Epoch recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Epoch generally requires portfolio decisions to be made on a product specific basis. Epoch also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Epoch requires average pricing of all aggregated orders. Finally, Epoch has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

4. “Appendix I: Proxy Voting Policies of the Subadvisers” in Part II of the Statement of Additional Information is amended by replacing the references to Eaton Vance with references to Epoch as follows:

Epoch Investment Partners, Inc.

Proxy Voting and Class Action Monitoring Policy

Epoch votes proxies in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. Epoch will not respond to proxy solicitor requests unless Epoch determines that it is in the best interest of clients to do so.

Epoch does not complete proofs-of-claim on behalf of clients for current or historical holdings; however, Epoch will assist clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of Epoch.

In light of Epoch’s fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, the Firm has retained Institutional Shareholder Services, Inc. ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the Firm include in-depth research, voting recommendations, vote execution and recordkeeping. Notwithstanding the foregoing, the Firm will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that judgment differs from that of ISS, the Firm will memorialize the reasons supporting that judgment and retain a copy of those records for the Firm’s files. Additionally, the CCO will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voting consistent with the Firm’s fiduciary duties.

Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, neither Epoch nor ISS will be allowed to vote proxies on behalf of Clients when those clients have adopted a securities lending program. The Firm recognizes that clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that the Firm becomes aware of a proxy voting matter that would enhance the economic value of the client’s position and that position is lent out, the Firm will make reasonable efforts to inform the client that neither the Firm nor ISS is able to vote the proxy until the client recalls the lent security.

In certain markets where share blocking occurs, shares must be "frozen" for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, the Firm retains the right to vote or not, based on the determination of the Firm’s investment personnel. If the decision is made to vote, the Firm will process votes through ISS unless other action is required as detailed in this policy.

Procedures for Specific Conflicts of Interest

Conflict Scenario 1: In the event that Epoch intends to deviate from the proxy voting recommendation of ISS and if an EPHC Board Member is also a board member of the public company with the proxy being voted upon, then Epoch shall bring the proxy voting issue to the attention of affected Clients for guidance on how to vote the proxy.

Conflict Scenario 2: In the event that Epoch intends to deviate from the proxy voting recommendation of ISS and where the public company is an entity that Epoch has a significant business relationship, then Epoch shall bring the proxy voting issue to the attention of affected Clients for guidance on how to vote the proxy.

For the purpose of this policy, a "significant business relationship" means (a) a broker-dealer that comprises 10 percent or more of the Firm’s total dollar amount of transaction flow for the prior 12 months; (b) a firm that is the sponsor of a wrap program or managed account platform for which Epoch is currently a manager but only to the extent that Firm’s revenue from such program or platform exceeds 10% of the Firm’s total revenue; (c) a Client that is a public company that has retained the Firm as an investment manager and the Client has at least $50 million in assets under management with the Firm; and (d) a Client that is a 401(k) plan or defined benefit plan for a public company that has retained the Firm as an investment manager and the Client has at least $50 million in assets under management with the Firm.

Procedures for Proxy Solicitation

In the event that any officer or employee of Epoch receives a request to reveal or disclose of Epoch’s voting intention on a specific proxy event, then the officer or employee must forward the solicitation onto the Chief Compliance Officer.

Procedures for Voting Disclosure

Upon request, Epoch will provide clients with their specific proxy voting history.

Recordkeeping

Epoch must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Firm will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

The Client Service group will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request.

Proxy voting records:

The proxy voting record periodically provided by ISS.

Documents prepared or created by Epoch that were material to making a decision on how to vote, or that memorialized the basis for the decision.

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

The CCO will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements related to proxy voting disclosure.

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